UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2012

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Federal Street, Floor 30 Boston, MA		02110
(Address of principal executive offices)		(Zip code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On August 17, 2012, Atlantic Power Corporation (the “Company”) entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to Trust Indenture dated December 17, 2009 (the “Trust Indenture”), with Computershare Trust Company of Canada.  The Third Supplemental Indenture corrects an error in the Trust Indenture and First Supplemental Indenture dated October 20, 2010, relating to the adjustment to the number of additional common shares that may be issued on a “cash change of control” (as defined therein) in the event that there is an adjustment to the conversion price of the applicable debentures.

The foregoing summary of the terms of the Third Supplemental Indenture is qualified in its entirety by reference to the full text of the Third Supplemental Indenture, which is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
4.1	Third Supplemental Indenture to Trust Indenture, between Atlantic Power Corporation and Computershare Trust Company of Canada, dated August 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: August 20, 2012	By:	/s/ Barry E. Welch
Name: Barry E. Welch
Title: President and Chief Executive Officer